                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event) January 6, 2003    (January 2, 2003)
                                       -----------------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

              KANSAS                     0-22760              48-1099142
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)               File Number)        Identification No.)

15301 W. 109th Street, Lenexa, Kansas                           66219
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       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including               (913) 647-0158
area code                                   ------------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report)

Item 5.       Other Events

On January 2, 2003 Elecsys Corporation issued a press release announcing that its DCI, Inc. subsidiary completed the previously announced purchase of certain assets from Crystaloid Technologiies Inc. as set forth in the attached press release.

Item 7.        Financial Statements and Exhibits.

      (c)   EXHIBIT.  The following exhibits are filed herewith:

      99.1        Press Release dated January 2, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  Januaray 6, 2003
                                          ELECSYS CORPORATION

                                          By:  /s/ Todd A. Daniels
                                              --------------------------------
                                             Todd A. Daniels, Vice President
                                             and Chief Financial Officer